LEGG MASON PARTNERS EQUITY TRUST

SUPPLEMENT DATED DECEMBER 21, 2012

TO THE STATEMENT OF ADDITIONAL INFORMATION,

DATED JANUARY 31, 2012, OF

LEGG MASON BATTERYMARCH S&P 500 INDEX FUND

The following supplements the section of the fund’s Statement of Additional Information titled “Investment Management and Other Services – Portfolio Managers – Other Accounts Managed by the Portfolio Managers” and is as of September 30, 2012:

Other Accounts Managed by the Portfolio Managers

	Type of Account	Number of Accounts Managed	Total Assets Managed ($)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based ($)
Stephen A. Lanzendorf, CFA*	Registered investment companies	7	3.18 billion	None	None

	Other pooled investment vehicles	13	874.9 million	1	4.6 million

	Other accounts	50	4.67 billion	3	87.1 million

Austin M. Kairnes III*	Registered investment companies	2	988.5 million	None	None

	Other pooled investment vehicles	2	162.8 million	None	None

	Other accounts	33	2.3 billion	3	87.1 million

*	Batterymarch’s Developed Markets team manages the fund. Members of the investment team may change from time to time. Mr. Lanzendorf and Mr. Kairnes are responsible for the strategic oversight of the fund’s investments. Their focus is on portfolio structure, and they are primarily responsible for ensuring that the fund complies with its investment objective, guidelines and restrictions, and Batterymarch’s current investment strategies.

The following supplements the section of the fund’s Statement of Additional Information titled “Investment Management and Other Services – Portfolio Managers – Portfolio Managers Securities Ownership” and is as of September 30, 2012:

Portfolio Managers	Dollar Range of Ownership of Securities ($)
Stephen A. Lanzendorf, CFA	None
Austin M. Kairnes III	None

Please retain this supplement for future reference.

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